Exhibit 99.1

For Further Information, Contact:
Quality Systems, Inc.	Susan J. Lewis
18111 Von Karman Avenue, Suite 700	Phone: (303) 804-0494
Irvine, CA 92612	slewis@qsii.com
Phone: (949) 255-2600
Paul Holt, CFO, pholt@qsii.com

FOR IMMEDIATE RELEASE

       JANUARY 23, 2014

QUALITY SYSTEMS, INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS

IRVINE, Calif. … January 23, 2014 …Quality Systems, Inc. (NASDAQ:QSII) announced today results for its fiscal 2014 third quarter ended December 31, 2013.

The Company reported revenues of $108.9 million for the third quarter ended December 31, 2013, a decrease of five percent versus $114.5 million reported in the third quarter of fiscal 2013. Net loss for the fiscal 2014 third quarter, partially impacted by the previously announced impairment charge in the Hospital Solutions Division, was $12.6 million versus net income of $15.6 million for the fiscal 2013 third quarter. On a GAAP basis, fully diluted loss per share for the fiscal 2014 third quarter was $0.21 versus earnings per share of $0.26 reported in the comparable quarter a year ago. On a non-GAAP basis, fully diluted earnings per share for the fiscal 2014 third quarter was $0.11, a decline of 62 percent from $0.29 for the comparable quarter a year ago (non-GAAP fully diluted earnings per share is reconciled to its corresponding GAAP measure at the end of this release).

The Company’s results reflect the previously announced impairment of certain long-lived assets in its Hospital Solutions Division, which resulted in a non-cash charge of $26.0 million in the quarter. Of this amount, $20.1 million is classified as a component of cost of revenue and the remaining $5.9 million is reflected as a component of total operating expenses. This impairment stems from operating results of the Hospital Solutions Division, which has performed below internal expectations. The Company remains committed to the hospital market and continues to make investments across its Hospital Solutions Division, including in areas such as implementation and training, infrastructure and support, customer service and software development.

During the quarter, bookings continued to improve. The Company also noted it continues to realize growth from its RCM Services Division and its new Mirth Corporation acquisition.

“As we continue to position the Company for growth and improved performance, it is important to recognize that NextGen Healthcare became one of the first electronic health record vendors in the nation to achieve ONC-HIT 2014 Edition Certification as a complete EHR, for both ambulatory and inpatient settings. This certification included meeting criteria for both the transition to ICD-10 and achieving Meaningful Use Stage 2. This is a key milestone as we help prepare our clients for these critical changes and position the Company for future success in the EHR and replacement markets as well as the small hospital arena,” said President and Chief Executive Officer Steven T. Plochocki.

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Quality Systems, Inc.

Fiscal 2014 Third Quarter Results

“While we are disappointed in the performance of late in our Hospital Services Division, we believe in its long-term prospects and to this end, are investing accordingly. With the impairment now behind us, we are encouraged by cross-selling opportunities, particularly as the demand for revenue cycle services increases in light of the fast-approaching ICD-10 deadlines. Additionally, we are gaining traction since our acquisition of Mirth, and its connectivity solutions are paving the way as our healthcare system shifts from fee-for-service to value-based, such as the evolving accountable care organization model. Our breadth and depth make it possible for our clients to succeed in this rapidly changing space,” Plochocki concluded.

Quality Systems also announced that its Board of Directors declared a quarterly cash dividend of Seventeen and One-Half Cents ($0.175) per share on the Company’s outstanding shares of Common Stock, payable to shareholders of record as of March 14, 2014 with an anticipated distribution date of April 4, 2014. The $0.175 per share cash dividend is pursuant to the Company’s current policy to pay a regular quarterly dividend on the Company’s outstanding shares of Common Stock, subject to Board review and approval, and establishment of record and distribution dates by the Board prior to the declaration and payment of each such quarterly dividend.

Quality Systems will host a conference call to discuss its fiscal 2014 third quarter results on Thursday, January 23, 2014 at 10:00 AM ET (7:00 AM PT). All participants should dial 1-866-900-9499 at least ten minutes prior to the start of the call and reference conference ID #34711885. International callers should dial 1-937-502-2136. To hear a live Web simulcast or to listen to the archived webcast following completion of the call, please visit the Company’s website at www.qsii.com, click on the “Investors” tab, then select “Conference Calls,” to access the link to the call. To listen to a telephone replay of the conference call, please dial 800-585-8367 or 404-537-3406 and enter conference ID #34711885. The replay will be available from approximately 1:00 PM ET on Thursday, January 23, 2014, through 11:59 PM ET on Thursday, January 30, 2014.

A transcript of the conference call will be made available on the Company’s website at www.qsii.com.

About Quality Systems, Inc.

Irvine, Calif.-based Quality Systems, Inc. and its NextGen Healthcare subsidiary develop and market computer-based practice management, electronic health records and revenue cycle management applications as well as connectivity products and services for medical and dental group practices and small hospitals. Visit www.qsii.com and www.nextgen.com for additional information.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS

This news release may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2013, including but not limited to: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and

Quality Systems, Inc.

Fiscal 2014 Third Quarter Results

retain qualified personnel; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES

This news release contains certain non-GAAP (Generally Accepted Accounting Principles) financial measures which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures. These non-GAAP measures are not in accordance with or a substitute for, U.S. GAAP. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of non-GAAP financial measures to the most directly comparable financial measure in the accompanying financial tables. Other companies may calculate non-GAAP measures differently than Quality Systems, which limits comparability between companies.

The Company believes that its presentation of non-GAAP measures, such as non-GAAP diluted earnings per share and Days Sales Outstanding (“DSO”), provide useful supplemental information to investors and management regarding the Company’s financial condition and results. The Company calculates non-GAAP diluted earnings per share by excluding acquisition costs, amortization of acquired intangible assets, proxy contest expense, and share-based compensation from GAAP income before provision for income taxes. The Company calculates DSO by annualizing (multiplying by four) net revenue for the quarter and then dividing by 365 days to yield an average daily sales amount. The balance of accounts receivable, net of any reserves for bad debts and sales returns, is then divided by that average daily sales amount resulting in the DSO.

QUALITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Revenues:
Software and hardware	$14,114	$21,899	$45,648	$71,463
Implementation and training services	5,046	7,266	19,430	27,847

System sales	19,160	29,165	65,078	99,310

Maintenance	39,763	39,463	118,684	116,746
Electronic data interchange services	16,637	15,209	49,874	44,056
Revenue cycle management and related services	16,178	15,015	47,660	43,902
Other services	17,116	15,658	48,168	44,920

Maintenance, EDI, RCM and other services	89,694	85,345	264,386	249,624

Total revenues	108,854	114,510	329,464	348,934

Cost of revenue:
Software and hardware*	27,398	4,660	37,111	16,055
Implementation and training services	7,466	7,221	21,572	23,873

Total cost of system sales	34,864	11,881	58,683	39,928

Maintenance	5,642	5,259	16,206	14,811
Electronic data interchange services	10,276	9,852	31,722	28,251
Revenue cycle management and related services	11,736	10,918	34,144	32,344
Other services	8,537	8,686	26,054	26,021

Total cost of maintenance, EDI, RCM and other services	36,191	34,715	108,126	101,427

Total cost of revenue	71,055	46,596	166,809	141,355

Gross profit	37,799	67,914	162,655	207,579
Operating expenses:
Selling, general and administrative	36,864	35,532	110,538	110,045
Research and development costs	13,175	7,786	26,404	22,634
Amortization of acquired intangible assets	1,219	1,212	3,673	3,665
Impairment of goodwill and other assets	5,873	—	5,873	—

Total operating expenses	57,131	44,530	146,488	136,344

Income from operations	(19,332)	23,384	16,167	71,235

Interest income, net	121	13	(53)	(14)
Other income (expense), net	18	(122)	(391)	(115)

Income (loss) before income taxes	(19,193)	23,275	15,723	71,106
Provision for (benefit of) income taxes	(6,606)	7,649	5,244	24,292

Net income (loss)	$(12,587)	$15,626	$10,479	$46,814

Net income per share:
Basic	$(0.21)	$0.26	$0.18	$0.79
Diluted	$(0.21)	$0.26	$0.17	$0.79

Weighted-average shares outstanding:
Basic	60,173	59,400	59,823	59,343
Diluted	60,173	59,405	59,984	59,411

Dividends declared per common share	$0.175	$0.175	$0.525	$0.525

*	Results for the three and nine months ended December 31, 2013 include $20.1 million in charges related to the impairment of acquired software technology and capitalized software costs in the Hospital Solutions Division

QUALITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	December 31,	March 31,
	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$82,101	$105,999
Restricted cash	4,079	5,488
Marketable securities	11,888	12,012
Accounts receivable, net	126,298	148,257
Inventories	928	710
Income taxes receivable	15,270	—
Deferred income taxes, net	12,181	12,140
Other current assets	12,048	12,720

Total current assets	264,793	297,326

Equipment and improvements, net	24,266	21,887
Capitalized software costs, net	40,267	39,781
Intangibles, net	35,006	27,550
Goodwill	72,107	45,761
Other assets	11,338	10,750

Total assets	$447,777	$443,055

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,797	$11,501
Deferred revenue	72,726	65,207
Accrued compensation and related benefits	13,692	11,915
Income taxes payable	—	1,480
Dividends payable	10,687	10,418
Other current liabilities	27,747	26,508

Total current liabilities	129,649	127,029

Deferred revenue, net of current	2,087	1,219
Deferred compensation	4,557	3,809
Other noncurrent liabilities	11,740	3,949

Total liabilities	148,033	136,006

Commitments and contingencies

Shareholders’ equity:
Common stock
$0.01 par value; authorized 100,000 shares; issued and outstanding 60,210 and 59,543 shares at December 31, 2013 and March 31, 2013, respectively	602	595
Additional paid-in capital	193,960	179,743
Accumulated other comprehensive loss	(235)	(11)
Retained earnings	105,417	126,722

Total shareholders’ equity	299,744	307,049

Total liabilities and shareholders’ equity	$447,777	$443,055

QUALITY SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP DILUTED NET INCOME PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2013	2012	2013	2012
Income (loss) before provision for income taxes - GAAP	$(19,193)	$23,275	$15,723	$71,106

Plus items included in cost of revenue:
Amortization of acquired software technology	1,060	672	2,668	2,029
Impairment of other assets*	20,098	—	20,098	—
Share-based compensation	90	52	253	201

Total adjustments to cost of revenue	21,248	724	23,019	2,230

Plus items included in operating expenses:
Acquisition costs	108	357	602	1,582
Amortization of acquired intangible assets	1,219	1,212	3,673	3,665
Impairment of goodwill and other assets	5,873	—	5,873	—
Proxy contest expense	—	—	1,721	1,250
Share-based compensation	617	531	1,579	1,765

Total adjustments to operating expenses	7,817	2,100	13,448	8,262

Total adjustments to GAAP income before provision for income taxes:	29,065	2,824	36,467	10,492

Income before provision for income taxes - Non-GAAP	9,872	26,099	52,190	81,598
Provision for income taxes	3,141	8,613	17,518	27,976

Net income - Non-GAAP	$6,731	$17,486	$34,672	$53,622

Diluted net income per share - Non-GAAP	$0.11	$0.29	$0.58	$0.90

*	Relates to the impairment of acquired software technology and capitalized software costs in the Hospital Solutions Division

RECONCILIATION OF DAYS SALES OUTSTANDING CALCULATION

(IN THOUSANDS, EXCEPT NUMBER OF DAYS)

		December 31,
		2013
Quarterly Revenue		$108,854
Times four (4)	×	4

Equals Annualized Revenue		435,416
Divided by 365 days	÷	365

Equals Average Daily Revenue	=	$1,193

Net Accounts Receivable		$126,298
Divided by Average Daily Revenue	÷	1,193

Equals Days Sales Outstanding	=	106

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